                                                                    Exhibit 4.05
                              LETTER OF TRANSMITTAL
                         OCCIDENTE Y CARIBE CELULAR S.A.

                            OFFER FOR ALL OUTSTANDING
              14% SENIOR DISCOUNT NOTES DUE 2004 (THE "OLD NOTES")

                                 IN EXCHANGE FOR
                   14% SERIES B SENIOR DISCOUNT NOTES DUE 2004

               WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                    OF 1933 (THE "NEW NOTES") PURSUANT TO THE
                          PROSPECTUS DATED [ ], 1996.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ] , 1996 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                    To: The Bank of New York, Exchange Agent

  By Hand or Overnight Courier:                By Registered or Certified Mail:
      The Bank of New York                         The Bank of New York
      101 Barclay Street                             101 Barclay Street
  New York, New York 10274-0084                  New York, New York 10286
Attention: Securities Processing Window            Attention: Enrique Lopez
   Ground Level Reorganization, 7E               Corporate Trust Operations, 7E

                                  By Facsimile:
                                 (212) 571-3080
                                  Enrique Lopez
                              Confirm by Telephone:
                                 (212) 815-2742

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                      ------------------------------------


     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate schedule affixed hereto.

- -------------------------------------------------------------------------------------------------------------------------------
            DESCRIPTION OF OLD NOTES                                (1)                    (2)                   (3)
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Principal Amount
                                                                                           Principal            at Maturity
                                                                                      Amount at Maturity       of Old Notes
      Name(s) and Address(es) of Registered Holder(s)              Certificate                of                 Tendered
                 (Please fill in, if blank)                        Number(s)*              Old Notes       (if less than all)**
- -------------------------------------------------------------------------------------------------------------------------------

                                                                   ------------------------------------------------------------

                                                                   ------------------------------------------------------------

                                                                   ------------------------------------------------------------

                                                                   ------------------------------------------------------------
                                                                         Total
- -------------------------------------------------------------------------------------------------------------------------------


 * Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See instruction 2. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See instruction 1.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated [ ], 1996 (the "Prospectus"), of Occidente y Caribe Celular S.A., a Colombian corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to US$190,745,000 aggregate principal amount at maturity of 14% Series B Senior Discount Notes due 2004 (the "New Notes"), for a like principal amount at maturity of the Company's issued and outstanding 14% Senior Discount Notes due 2004 (collectively, the "Old Notes").

         The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         This Letter is to be used either if certificates of Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" and "The Exchange Offer--Book-Entry Transfer" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1.

\ \ CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution                  \ \ The Depository Trust Company
                             -----------------


Account Number
              ------------------------------------------------------------------

Transaction Code Number
                       ---------------------------------------------------------

\ \ CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                            ---------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery
                                                     --------------------------

If delivered by book-entry transfer:
Account Number
              ------------------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery
                                                  ------------------------------

\ \ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:
            --------------------------------------------------------------------

       Address:
               -----------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or (ii) any broker-dealer that purchase Notes from the Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. The undersigned acknowledges that any holder of Old Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

         The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Notes, and (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Old Notes tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Company, a self-employed individual retirement plan, or individual retirement account), or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, and (ii) is acquiring the

New Notes for its own account for investment purposes (or for the account of the beneficial owner of such New Notes for investment purposes).

         All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

         The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN OLD NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH OLD NOTES AS OF THE DATE OF TENDER OF SUCH OLD NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Dated: ....................................................................................

X...............................................    .......................................

X...............................................    .......................................
SIGNATURE(S) OF OWNER(S)/OR AUTHORIZED SIGNATORY              DATE

                 Area Code and Telephone Number....................

     If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                             (PLEASE TYPE OR PRINT)

Capacity: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Address:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                               (INCLUDE ZIP CODE)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                             (AUTHORIZED SIGNATURE)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                     (TITLE)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                 (NAME OF FIRM)

Dated:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                          SPECIAL ISSUANCE INSTRUCTIONS

                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter above or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:  New Notes and/or Old Notes to:

Name(s):. . . . . . . . . . . . . . . . . . . . . . . . . . . .

                  (PLEASE TYPE OF PRINT)

         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (PLEASE TYPE OF PRINT)

Address: . . . . . . . . . . . . . . . . . . . . . . . . . . . .

         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                    (ZIP CODE)

                  (COMPLETE SUBSTITUTE FORM W-9)

\ \ Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set below.

- -----------------------------------------------
       (Book-Entry Transfer Facility
        Account Number, if applicable)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail:  New Notes and/or Old Notes to:

Name(s):. . . . . . . . . . . . . . . . . . . . . . . . . . . .

                  (PLEASE TYPE OF PRINT)

         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (PLEASE TYPE OF PRINT)

Address: . . . . . . . . . . . . . . . . . . . . . . . . . . . .

         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                    (ZIP CODE)

         IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.   DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURE.

         Except as set forth below, a holder of Old Notes who wishes to tender Old Notes for exchange pursuant to the Exchange Offer must transmit a properly completed and duly executed copy of this Letter, including all other documents required by this Letter to the Exchange Agent at one of the addresses set forth below under "Exchange Agent" on or prior to the Expiration Date. In addition, either (i) certificates for such Old Notes must be received by the Exchange Agent along with this Letter, or (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Old Notes, if such procedure is available, into the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date, or (iii) the holder of Old Notes must comply with the guaranteed delivery procedures described below.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

         If a holder desires to tender Old Notes and such holder's Old Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Old Notes (or a confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

         (a) such tender is made by or through an Eligible Institution (as defined below);

         (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter from such Eligible Institution setting forth the name and address of the holder of such Old Notes and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) this Letter, or a facsimile hereof, and Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

See "The Exchange Offer--Procedures for Tendering Old Notes," "The Exchange Offer--Book-Entry Transfer," and "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

2.   WITHDRAWALS.

         Any holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by telegram, facsimile (receipt confirmed by telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent prior to the Expiration Date at its address set forth below. Any such notice of withdrawal must specify the name of the person having tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the amount of such Old Notes), and (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing holder thereof. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates the withdrawing holder thereof must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. See "The Exchange Offer--Withdrawal Rights" in the Prospectus.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a clearing agency, an insured credit union, a savings association or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Old Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

5.   BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

         Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6.   TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.   WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.   INADEQUATE SPACE.

         If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York, as Exchange Agent, at the address indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Old Notes have been replaced.

11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (SEE INSTRUCTION 5)

                  PAYOR'S NAME: OCCIDENTE Y CARIBE CELULAR S.A.

SUBSTITUTE                             PART I--TAXPAYER IDENTIFICATION
                                       NUMBER

FORM W-9                                                                           ----------------------
DEPARTMENT OF THE TREASURY             ENTER YOUR TAXPAYER IDENTIFICATION          SOCIAL SECURITY NUMBER
INTERNAL REVENUE SERVICE               NUMBER IN THE APPROPRIATE BOX. FOR
                                       MOST INDIVIDUALS, THIS IS YOUR SOCIAL
                                       SECURITY NUMBER. IF YOU DO NOT HAVE A                OR
                                       NUMBER, SEE HOW TO OBTAIN A "TIN" IN
                                       THE ENCLOSED GUIDELINES.
                                                                                   ------------------------------
                                       NOTE: IF THE ACCOUNT IS IN MORE THAN        EMPLOYER IDENTIFICATION NUMBER
                                       ONE NAME, SEE THE CHART ON PAGE 2 OF
                                       THE ENCLOSED GUIDELINES TO DETERMINE
                                       WHAT NUMBER TO GIVE.

                                       --------------------------------------------------------------------------
                                       PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE ENCLOSED
                                       GUIDELINES)

                                       --------------------------------------------------------------------------
PAYOR'S REQUEST FOR TAXPAYER           CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
IDENTIFICATION NUMBER (TIN) AND        THAT:
CERTIFICATION


                                       (1)  THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION
                                            NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

                                       (2)  I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT
                                            BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS") THAT I AM
                                            SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
                                            INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
                                            SUBJECT TO BACKUP WITHHOLDING.


                                       SIGNATURE                                          DATE
                                                --------------------------------------        ------------------

CERTIFICATION GUIDELINES--YOU MUST CROSS OUT ITEM (2) OF THE ABOVE CERTIFICATION IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING, YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2).


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

              I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31 percent of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

    SIGNATURE                                               DATE
             ----------------------------                       -------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         OCCIDENTE Y CARIBE CELULAR S.A.

                            OFFER FOR ALL OUTSTANDING
                       14% SENIOR DISCOUNT NOTES DUE 2004
                                 IN EXCHANGE FOR
                   14% SERIES B SENIOR DISCOUNT NOTES DUE 2004
                        WHICH HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933,
                                   AS AMENDED

To:  BROKERS, DEALERS, COMMERCIAL BANKS,
     TRUST COMPANIES AND OTHER NOMINEES:

         Occidente y Caribe Celular S.A. (the "Company") is offering, upon and subject to the terms and conditions set forth in the Prospectus dated [ ], 1996 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offer") its 14% Series B Senior Discount Notes Due 2004, which have been registered under the Securities Act of 1933, as amended, for its outstanding 14% Senior Discount Notes Due 2004 (the "Old Notes"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Exchange and Registration Rights Agreement dated as of June 7, 1996, by and among the Company and the initial purchasers referred to therein.

         We are requesting that you contact your clients for whom you hold Old Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Old Notes registered in your name or in the name of your nominee, or who hold Old Notes registered in their own names, we are enclosing the following documents:

         1.  Prospectus dated [            ], 1996;

         2. The Letter of Transmittal for your use and for the information of your clients;

         3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Old Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

         4. A form of letter which may be sent to your clients for whose account you hold Old Notes registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer;

         5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

         6. Return envelopes addressed to The Bank of New York, the Exchange Agent for the Old Notes.

         YOUR PROMPT ACTION IS REQUESTED. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 1996, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). OLD NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

         To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, should be sent to the Exchange Agent and certificates representing the Old Notes should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

      If holders of Old Notes wish to tender, but it is impracticable for them to forward their certificates for Old Notes prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes" and "The Exchange Offer--Guaranteed Delivery Procedures."

         The Company will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Old Notes held by them as nominee or in a fiduciary capacity. The Company will pay or cause to be paid all stock transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, except as set forth in Instruction 6 of the Letter of Transmittal.

         Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to The Bank of New York, the Exchange Agent for the Old Notes, at its address and telephone number set forth on the front of the Letter of Transmittal.

                                                 Very truly yours,



                                                 OCCIDENTE Y CARIBE CELULAR S.A.

         NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE COMPANY OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

Enclosures

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

     Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                GIVE THE SOCIAL SECURITY
  FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
- ------------------------------  ------------------------
 1.   An individual's account   The individual
 2.   Two or more individuals   The actual owner of the
      (joint account)           account or, if combined
                                funds, the first
                                individual on the
                                account(1)
 3.   Husband and wife (joint   The actual owner of the
      account)                  account or, if joint
                                funds, either person(1)
 4.   Custodian account of a    The minor(2)
      minor (Uniform Gift to
      Minors Act)
 5.   Adult and minor (joint    The adult, or if the
      account)                  minor is the only
                                contributor, the
                                minor(1)
 6.   Account in the name of    The ward, minor, or
      guardian or committee     incompetent person(3)
      for a designated ward,
      minor, or incompetent
      person
 7.   A. The usual revocable    The grantor-trustee(1)
         savings trust account
         (grantor is also
         trustee)
      B. So-called trust        The actual owner(1)
         account that is not a
         legal or valid trust
         under State law

                                   GIVE THE EMPLOYER
                                 IDENTIFICATION NUMBER
  FOR THIS TYPE OF ACCOUNT:               OF--
- ------------------------------  ------------------------
 8.   Sole proprietorship       The owner(4)
      account
 9.   A valid trust, estate or  The legal entity (Do not
      pension trust             furnish the identifying
                                number of the personal
                                representative or
                                trustee unless the legal
                                entity itself is not
                                designated in the
                                account title.)(5)
10.   Corporate account         The corporation
11.   Religious, charitable or  The organization
      educational organization
      account
12.   Partnership account held  The partnership
      in the name of the
      business
13.   Association, club, or     The organization
      other tax-exempt
      organization
14.   A broker or registered    The broker or nominee
      nominee
15.   Account with the          The public entity
      Department of
      Agriculture in the name
      of a public entity (such
      as a State or local
      government, school
      district, or prison)
      that receives
      agricultural program
      payments

- ---------------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show your individual name. You may also enter your business name. You may use either your Social Security number of your Employer Identification number.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE
      CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees specifically exempted from backup withholding on ALL payments including the following:

     - A corporation.

     - A financial institution.

     - An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

     - The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency or instrumentality thereof.

     - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     - A real estate investment trust.

     - A common trust fund operated by a bank under Section 584(a) of the Code.

     - An exempt charitable remainder trust, or a non-exempt trust described in
       Section 4947(a)(1) of the Code.

     - An entity registered at all times during the tax year under the Investment Company Act of 1940.

     - A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     - Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

     - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     - Payments of patronage dividends where the amount received is not paid in money.

     - Payments made by certain foreign organizations.

     - Payments made to a nominee.

     Payments of interest not generally subject to backup withholding including the following:

     - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     - Payments of tax-exempt interest (including exempt-interest dividends under Section 852) of the Code.

     - Payments described in section 6049(b)(5) of the Code to nonresident aliens.

     - Payments on tax-free covenant bonds under Section 1451 of the Code.

     - Payments made by certain foreign organizations.

     - Payments made to a nominee.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESDIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

     Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041(a), 6045, 6050A and 6050N of the Code and the regulations promulgated thereunder.

     PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, your are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                         OCCIDENTE Y CARIBE CELULAR S.A.

                            OFFER FOR ALL OUTSTANDING
                       14% SENIOR DISCOUNT NOTES DUE 2004
                                 IN EXCHANGE FOR
                   14% SERIES B SENIOR DISCOUNT NOTES DUE 2004
                        WHICH HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933,
                                   AS AMENDED

TO OUR CLIENTS:

         Enclosed for your consideration is a Prospectus dated [ ], 1996 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") of Occidente y Caribe Celular S.A. (the "Company") to exchange its 14% Series B Senior Discount Notes Due 2004, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for its outstanding 14% Senior Discount Notes Due 2004 (the "Old Notes"), upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal. The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Exchange and Registration Rights Agreement dated as of June 7, 1996, by and among the Company and the initial purchasers referred to therein.

         This material is being forwarded to you as the beneficial owner of the Old Notes carried by us in your account but not registered in your name. A TENDER OF SUCH OLD NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

         Accordingly, we request instructions as to whether you wish us to tender on your behalf the Old Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

         Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Old Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on [ ], [ ], 1996, unless extended by the Company. Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         Your attention is directed to the following:

                  1. The Exchange Offer is for any and all Old Notes.

                 2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer--Certain Conditions to the Exchange Offer."

                 3. Any transfer taxes incident to the transfer of Old Notes from the holder to the Company will be paid by the Company, except as otherwise provided in the Instructions in the Letter of Transmittal.

                 4. The Exchange Offer expires at 5:00 p.m., New York City time, on [ ], [ ], 1996, unless extended by the Company.

         If you wish to have us tender your Old Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER OLD NOTES.

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

         The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by Occidente y Caribe Celular S.A. with respect to its Old Notes.

         This will instruct you to tender the Old Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

         Please tender the Old Notes held by you for my account as indicated below:

                                                      AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF OLD NOTES


14% Senior Discount Notes Due 2004.                   ----------------------------------------------------




/ /  Please do not tender any Old Notes held
     by your for my account

Dated:                    , 1996
      -------------------                             ----------------------------------------------------
                                                                              Signature(s)

                                                      ----------------------------------------------------

                                                      ----------------------------------------------------

                                                      ----------------------------------------------------
                                                                        Please print name(s) here

                                                      ----------------------------------------------------

                                                      ----------------------------------------------------
                                                                               Address(es)

                                                      ----------------------------------------------------
                                                                     Area Code and Telephone Number

                                                      ----------------------------------------------------
                                                              Tax Identification or Social Security No(s).


         None of the Old Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Old Notes held by us for your account.


                                        2